SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 11, 2001



                              NBC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)



            DELAWARE                    333-48225                47-0793347
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of Principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)

    ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective May 11, 2001, Nebraska Book Company, Inc. ("NBC"), a wholly-owned subsidiary of NBC Acquisition Corp. (the "Company"), entered into an Agreement of Sale (the "Agreement") with the University Co-operative Society (the "Co-op") at the University of Texas in Austin. Pursuant to the Agreement, NBC sold inventory and certain property, plant and equipment located at two of its college bookstore locations serving the University of Texas to the Co-op for $1.2 million. NBC also assigned an associated real estate operating lease to the Co-op. Of the total sales price, $0.9 million was received at closing with the remaining $0.3 million due and receivable on or before May 1, 2002. The sales price was determined in an arm's length negotiated transaction.


    ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (b)     Pro Forma Financial Information (Pages 3-8)

                Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2000
                Notes to Unaudited Pro Forma Consolidated Balance Sheet Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended December 31, 2000 and year ended March 31, 2000
                Notes  to  Unaudited  Pro  Forma   Consolidated   Statements  of
                Operations

        (c)     Exhibits

                2.1  Agreement  of Sale,  as  amended,  dated as of May 11, 2001
                     between  Nebraska  Book  Company,  Inc.   and    University
                     Co-operative Society

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


        The unaudited pro forma consolidated balance sheet and statements of operations of the Company have been prepared to give effect to the sale of certain assets associated with NBC's two college bookstore locations serving the University of Texas in Austin. Of the total sales price of $1.2 million, $0.9 million was received at closing with the remaining $0.3 million due and receivable on or before May 1, 2002.

        The unaudited pro forma consolidated balance sheet and statements of operations have been derived from, and should be read in conjunction with, the historical financial statements and related notes of the Company. The unaudited pro forma consolidated balance sheet assumes that this sale of a business occurred as of December 31, 2000. The unaudited pro forma consolidated statements of operations assume that this sale of a business occurred at the beginning of the fiscal year presented.

        The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations would have been had this sale of a business occurred at the beginning of the fiscal year presented, nor do they purport to indicate the results of future operations.


NBC ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------

                                                                  NBC        College
                                                              Acquisition   Bookstores       Pro
                                                                 Corp.       Sold (A)       Forma
                                                             ------------- ------------- ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                  $   7,886,575  $  900,000  $  8,786,575
  Receivables                                                   49,320,603     300,000    49,620,603
  Inventories                                                   77,918,950    (930,719)   76,988,231
  Recoverable income tax                                         1,916,338           -     1,916,338
  Deferred income taxes                                          1,598,793           -     1,598,793
  Prepaid expenses and other assets                                250,674           -       250,674
                                                             -------------- ----------- -------------
    Total current assets                                       138,891,933     269,281   139,161,214

PROPERTY AND EQUIPMENT                                          37,913,248    (105,296)   37,807,952
  Less accumulated depreciation                                (12,954,681)     20,397   (12,934,284)
                                                             -------------- ----------- -------------
                                                                24,958,567     (84,899)   24,873,668

GOODWILL AND OTHER INTANGIBLES, net of amortization             39,416,840    (607,541)   38,809,299

OTHER ASSETS                                                     4,634,647           -     4,634,647
                                                             -------------- ----------- -------------
                                                             $ 207,901,987  $ (423,159) $207,478,828
                                                             ============== =========== =============

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable                                           $  18,793,073  $        -  $ 18,793,073
  Accrued employee compensation and benefits                     4,758,896           -     4,758,896
  Accrued interest                                               4,006,241           -     4,006,241
  Accrued expenses                                                 599,065           -       599,065
  Deferred revenue                                                 287,238           -       287,238
  Current maturities of long-term debt                           5,795,397           -     5,795,397
  Current maturities of capital lease obligations                   29,501           -        29,501
  Revolving credit facility                                     36,100,000           -    36,100,000
                                                             -------------- ----------- -------------
    Total current liabilities                                   70,369,411           -    70,369,411

LONG-TERM DEBT, net of current maturities                      217,972,638           -   217,972,638

CAPITAL LEASE OBLIGATIONS, net of current maturities                29,401           -        29,401

OTHER LONG-TERM LIABILITIES                                        229,725           -       229,725

STOCKHOLDERS' DEFICIT:
  Class A common stock, voting, authorized 5,000,000 shares
  of $.01 par value; issued and outstanding 1,260,750 shares
  at December 31, 2000                                              12,607           -        12,607
  Additional paid-in capital                                    65,167,394           -    65,167,394
  Notes receivable from stockholders                              (687,972)          -      (687,972)
  Accumulated deficit                                         (145,191,217)   (423,159) (145,614,376)
                                                             -------------- ----------- -------------
    Total stockholders' deficit                                (80,699,188)   (423,159)  (81,122,347)
                                                             -------------- ----------- -------------
                                                             $ 207,901,987  $ (423,159) $207,478,828
                                                             ============== =========== =============

See notes to unaudited pro forma consolidated balance sheet.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET


(A) This column represents the historical cost of all of the assets sold to the University Co-operative Society attributable to NBC's two college bookstore locations serving the University of Texas in Austin. Additionally, this column records the proceeds received from the sale of the business and the net loss incurred, assuming that the sale occurred on December 31, 2000. Due primarily to the fluctuation in inventory balances between December 31, 2000 and May 11, 2001, NBC actually recognized a gain of approximately $0.2 million at the time of sale.

             Proceeds from sale of college bookstore assets:
                Cash                                          $  900,000
                Receivable                                       300,000
                                                              -----------
                    Total proceeds                             1,200,000

             College bookstore assets sold                     1,623,159
                                                              -----------

             Loss on sale                                     $ (423,159)
                                                              ===========


NBC ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED DECEMBER 31, 2000
----------------------------------------------------------------------------------------------

                                            NBC         College       Pro
                                         Acquisition   Bookstores    Forma           Pro
                                            Corp.       Sold (A)   Adjustments      Forma
                                         -----------  -----------  -----------  --------------
REVENUES, net of returns               $ 210,925,690  $ 1,741,277 $ 252,854 (B) $ 209,437,267

COSTS OF SALES                           131,581,549    1,250,754   252,854 (B)   130,593,346
                                                                      9,697 (C)
                                         ------------ ------------ ---------    --------------
  Gross profit                            79,344,141      490,523    (9,697)       78,843,921

OPERATING EXPENSES:
  Selling, general and administrative     53,234,648      556,419         -        52,678,229
  Depreciation                             2,161,198       32,412         -         2,128,786
  Amortization                             8,040,166      318,330         -         7,721,836
                                         ------------ ------------ ---------    --------------
                                          63,436,012      907,161         -        62,528,851
                                         ------------ ------------ ---------    --------------

INCOME (LOSS) FROM OPERATIONS             15,908,129     (416,638)   (9,697)       16,315,070

OTHER EXPENSES (INCOME):
  Interest expense                        18,312,953            -         -        18,312,953
  Interest income                           (383,479)           -         -          (383,479)
  Other income                            (1,367,474)     (43,082)   (9,697)(C)    (1,334,089)
                                         ------------ ------------ ---------    --------------
                                          16,562,000      (43,082)   (9,697)       16,595,385
                                         ------------ ------------ ---------    --------------

LOSS BEFORE INCOME TAXES                    (653,871)    (373,556)        -          (280,315)

INCOME TAX EXPENSE (BENEFIT)               1,176,153      (22,091)        -         1,198,244
                                         ------------ ------------ ---------    --------------

NET LOSS                               $  (1,830,024) $  (351,465)$       -     $  (1,478,559)
                                         ============ ============ =========    ==============


EARNINGS (LOSS) PER SHARE:
    Basic                              $       (1.45)                           $       (1.17)
                                         ============                           ==============

    Diluted                            $       (1.45)                           $       (1.17)
                                         ============                           ==============

WEIGHTED-AVERAGE SHARES OUTSTANDING:
    Basic                                  1,260,172                                1,260,172
                                         ============                           ==============

    Diluted                                1,260,172                                1,260,172
                                         ============                           ==============


See notes to unaudited pro forma consolidated statements of operations.


NBC ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2000
-------------------------------------------------------------------------------------------

                                         NBC         College        Pro
                                      Acquisition   Bookstores     Forma           Pro
                                        Corp.        Sold (A)   Adjustments       Forma
                                      -----------   ----------  ------------ --------------
REVENUES, net of returns            $ 265,290,230  $ 2,189,865  $ 187,401 (B) $ 263,287,766

COSTS OF SALES                        164,921,525    1,457,482    187,401 (B)   163,667,390
                                                                   15,946 (C)
                                    -------------- ------------ ----------    --------------

  Gross profit                        100,368,705      732,383    (15,946)       99,620,376

OPERATING EXPENSES:
  Selling, general and administrative  65,581,709      624,217          -        64,957,492
  Depreciation                          3,096,013       29,737          -         3,066,276
  Amortization                          9,319,993      347,449          -         8,972,544
                                    -------------- ------------ ----------    --------------
                                       77,997,715    1,001,403          -        76,996,312
                                    -------------- ------------ ----------    --------------

INCOME (LOSS) FROM OPERATIONS          22,370,990     (269,020)   (15,946)       22,624,064

OTHER EXPENSES (INCOME):
  Interest expense                     23,398,521            -          -        23,398,521
  Interest income                        (355,935)           -          -          (355,935)
  Other income                         (1,478,022)     (62,854)   (15,946)(C)    (1,431,114)
                                    -------------- ------------ ----------    --------------
                                       21,564,564      (62,854)   (15,946)       21,611,472
                                    -------------- ------------ ----------    --------------

INCOME (LOSS) BEFORE INCOME TAXES         806,426     (206,166)         -         1,012,592

INCOME TAX EXPENSE                      2,515,819       56,513          -         2,459,306
                                    -------------- ------------ ----------    --------------

NET LOSS                            $  (1,709,393) $  (262,679) $       -     $  (1,446,714)
                                    ============== ============ ==========    ==============



EARNINGS (LOSS) PER SHARE:
    Basic                           $       (1.48)                            $       (1.26)
                                    ==============                            ==============

    Diluted                         $       (1.48)                            $       (1.26)
                                    ==============                            ==============


WEIGHTED-AVERAGE SHARES OUTSTANDING:
    Basic                               1,152,325                                 1,152,325
                                    =============                             ==============

    Diluted                             1,152,325                                 1,152,325
                                    =============                             ==============


See notes to unaudited pro forma consolidated statements of operations.

    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


(A) This column represents the historical results of operations for the nine months ended December 31, 2000 and year ended March 31, 2000 for NBC's two college bookstore locations that were sold.

(B) This adjustment records sales made from NBC's wholesale division to the two college bookstore locations that were sold. Such sales and the associated cost of sales had been eliminated in consolidation.

(C) This adjustment records commissions paid by NBC's wholesale division for wholesale textbooks purchased from the two college bookstore locations that were sold. Such commissions had been eliminated in consolidation.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 25, 2001.


                                    NBC ACQUISITION CORP.



                                    /s/ Mark W. Oppegard
                                    -------------------------------------
                                    Mark W. Oppegard
                                    President, Chief Executive Officer,
                                    Secretary and Director




                                    /s/ Alan G. Siemek
                                    -------------------------------------
                                    Alan G. Siemek
                                    Vice President and Treasurer
                                    (Principal Financial and Accounting Officer)




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